UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On January 27, 2021, the Board of Directors of First United Corporation (the “Corporation”) approved a stock repurchase program (the “Repurchase Program”) that authorizes the Corporation to purchase up to 400,000 shares of its common stock, par value $.01 per share (the “Common Stock”), subject to the Corporation’s receipt of a letter from the Board of Governors of the Federal Reserve System (the “FRB”) that it does not object to the Repurchase Program. By letter dated March 9, 2021, the FRB notified the Corporation that it does not object to the Repurchase Program through December 31, 2021. Accordingly, the Repurchase Program became effective on March 9, 2021 and will terminate on December 31, 2021. The shares may be purchased in open market transactions or in privately-negotiated transactions at such times, in such amounts, at such prices, and upon such other terms as are determined in the discretion of the Corporation’s Chairman, President and Chief Executive Officer, provided that each proposed purchase must be consistent with applicable securities laws and regulations, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and the Corporation’s blackout policy. Information about purchases effected under the Repurchase Program, if any, will be disclosed in the periodic reports that the Corporation files with the Securities and Exchange Commission.

It should be noted that the Corporation might not purchase any shares of Common Stock under the Repurchase Program. Whether any purchases are made (and the number of shares purchased) will depend on a variety of factors, including the opportunities (if any) to purchase shares that might exist from time to time, the prices and volumes at which such shares might be available and the Corporation’s capital requirements and plans.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: March 11, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO

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